EXHIBIT 10

                             ALCHEMY HOLDINGS, INC.
                              3025 N.E. 188 STREET
                              MIAMI, FLORIDA 33180
                                 JANUARY 2, 1998

                       ALCHEMY EMPLOYEE STOCK PAYMENT PLAN

ALL EMPLOYEES:

Alchemy Holdings, Inc. ("ALCHEMY") is now providing you with the following information regarding the ALCHEMY Employee Stock Payment Plan.

         THIS DOCUMENT CONSTITUTES A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN OR MAY HEREAFTER BE REGISTERED UNDER THE SECURITIES ACT OF 1933.

1.       PLAN INFORMATION.

         A.       GENERAL PLAN INFORMATION

                           The information contained in this document relates to
                  the ALCHEMY Employee Stock Payment Plan (the "Plan") established by ALCHEMY, a Florida Corporation (the "Company"), under which shares of the common stock, $.001 par value, of the Company (the "Common Stock") are to be offered to certain employees and former employees of the Company, from time to time, as more particularly provided below in this paragraph 1(a) (collectively the "Participants" and individually a "Participant"). The Company has established the Plan for the purpose of issuing shares of its Common Stock to Participants in payment and full satisfaction of wages and/or benefits to which they already are or otherwise may become entitled for services rendered or to be rendered as employees or former employees of the Company.

                           To participate under the Plan, each Participant must
                  be either (1) an employee or (2) a former employee of the Company, who in either case is not an "affiliate" as defined in Rule 405 promulgated under the Securities Act of 1933 (the "Securities Act"), which shall be determined by the Company's President on an individual basis. In addition, the Plan requires that each Participant have executed a Stock Payment Agreement, which, among other things, provides for such Participant to accept shares of Common Stock in payment and in full satisfaction of the wages and/or benefits to which such Participant is or may become entitled in connection with services he or she has or may subsequently render to the Company (the "Stock Payment Agreement"). The Company's Board of Directors sets the terms and conditions of the Plan, from time to time, in its sole discretion, including without limitation the Purchase Price Per Share, as defined in paragraph 1(d) of this Plan and authorizes the President to implement those terms and conditions. The Company reserves the right to modify, extend or terminate any of the provisions of the Plan at any time and from time to time in its sole discretion. The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974. Unless terminated by the Board of Directors, the Plan's duration shall be perpetual. If additional information regarding the Plan is needed, please write the Company at 3025 N.E. 188 Street, Miami, Florida 33180, Attn: President, or call (305) 932-9230.

         b.       SECURITIES TO BE OFFERED

                           Currently, the securities contemplated to be offered
                  pursuant to the Plan consist of 1,000,000 shares of the Company's Common Stock. However, to the extent the Plan may be modified, extended or terminated by the Company's Board of Directors from time to time, an additional or lesser number of the Company's Common Stock may be offered pursuant to the Plan.

                           The Company has 50,000,000 authorized shares of
                  Common Stock. Each share of Common Stock is entitled to share pro rata in dividends and distributions, if any, with respect to the Common Stock, when, and if declared by the Board of directors, in its sole discretion, from funds legally available thereof. Holders of shares of Common Stock do not have any preemptive rights to subscribe for additional securities of the Company. Upon liquidation, dissolution or winding up of the Company, each share of the Common Stock is entitled to share-ability in the amount available for distribution to holders of Common Stock. All shares of Common Stock outstanding are fully-paid and non-assessable and the Common Stock offered pursuant to the Plan, upon registration pursuant to an effective registration statement on Form S-8 and full payment therefor, will be fully-paid and non-assessable and will not be subject to conversion, redemption or sinking fund provisions.

                           Each shareholder is entitled to one vote for each
                  share of Common Stock held. There is no right to cumulative voting for the election of directors. This means that holders of greater than fifty percent of the shares voting for the election of directors can elect all of the directors if they choose to do so, and in such event, the holders of less than fifty percent of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

         c.       EMPLOYEES WHO MAY PARTICIPATE IN THE PLAN

                           Employees and former employees are eligible for
                  participation in the Plan according to the standards set forth in paragraph 1(a) above. "Affiliates" of the Company as defined in Rule 405 of the Securities Act are not eligible to participate in the Plan.

         d. PURCHASE OF SECURITIES PURSUANT TO THE PLAN AND PAYMENT FOR SECURITIES OFFERED.

                           Plan Participants will accept shares of Common Stock
                  from time to time, in payment and infull satisfaction of Net Wages and/or benefits (as hereinafter defined), payable for such periods as the President of the Company shall determine from time to time in his sole discretion. The Board of Directors of the Company, from time to time, in its sole discretion, shall fix a price per share at which Common Stock shall be issuable under and in accordance with the Plan (the "Purchase Price Per Share"). Participants desiring to participate at that time under the Plan, shall execute a Stock Payment Agreement in the form approved by the Board of Directors of the Company from time to time. The number of shares of Common Stock issuable to a plan Participant shall be determined by dividing such Plan Participant's Net Wages and/or Benefits by the Purchase Price Per Share in effect at the time of issuance. For purposes of this Plan, the term Net Wages and/or Benefits shall mean the wages and/or benefits to which a Plan Participant is or may subsequently be entitled for services rendered to the Company as a past or present employee, less any and all applicable tax and other withholdings or deductions required by law, which the Company shall remit directly to the appropriate authorities, if and when due and owing.

                           As a condition of participation in the Plan, the
                  Stock Payment Agreement shall require the Participant to place in escrow with the Company any and all shares of Common Stock issued under the Plan ("Escrowed Shares") pending sale of such shares by the undersigned in accordance with and subject to the requirements of this Plan, the Stock Payment Agreement, the Company's Stock Transfer Agent and/or the broker utilized to effect the sale of such shares of Common Stock. A Plan Participant may sell all or a portion of the Escrowed Shares, subject to the condition that such Plan Participant shall place the proceeds of any such sale, net of broker commissions and similar transaction fees and expenses ("Net Proceeds") in escrow with the Company until such Participant has earned the Net Wages and/or Benefits which his or her services as an employee entitle him or her under the terms of his or her employment ("Escrowed Funds"). In the event a Participant elects not to sell shares of Common Stock he has accepted under this Plan, such shares shall be further held in escrow for the period necessary, if any for the Participant to earn the Net Wages and/or Benefits which such shares are to pay for by rendering services as a Company employee in accordance with the Participant's terms and conditions of employment. As the Plan Participant renders services and earns Net Wages and/or Benefits as an employee of the Company, the Company as escrow agent shall release and deliver Escrowed Funds or Escrowed Shares, as the case may be, to the Plan Participant in accordance with the Company's usual pay periods. In the event a Participant for any reason fails to earn Net Wages and/or Benefits for which shares of Common Stock may have been issued, such Participant agrees and acknowledges that such shares (or Net Proceeds, if previously sold) shall be automatically assigned and shall revert to the Company without any action by such Participant, in the manner more particularly described in paragraph 1(h) of this Plan. The Company will not purchase Common Stock on the open market, but rather will rely on the original issuance of Company Common Stock for issuance under the Plan.

         e.       RESALE RESTRICTIONS

                           Shares of Common Stock purchased under the Plan are
                  subject to restrictions imposed by the Plan itself, as well as restrictions imposed by the Securities Act and the staff of the Securities and Exchange Commission (the "SEC") by virtue of its rule-making authority thereunder. As more particularly described in paragraph 1(d) of this Plan document, under certain circumstances the shares of Common Stock issued under this Plan and net proceeds from sales thereof maybe subject to escrow requirements.

                           Under the Plan, "affiliates" of the Company as
                  defined in Rule 405 promulgated under the securities Act are ineligible to participate. Further the Common Stock issuable under this Plan will be registered on Form S-8 and therefor will not be deemed "restricted securities" under Rule 144(a)(3) of the Securities Act. In view of the foregoing, the shares of Common Stock issuable under this Plan to persons who are not "affiliates," generally, will be freely tradable upon issuance and payment therefor in accordance with all the terms and conditions of this Plan and the Stock Purchase Agreement.

                           In the event, however, an "affiliate" of the Company
                  inadvertently accepts shares under the Plan, or a Participant becomes an "affiliate" of the Company subsequent to accepting Common Stock under this Plan, the securities of the Company acquired under a Securities Act registration statement held by such Participant, including without limitation any Common Stock issued to such Participant under this Plan, will be deemed "control securities" under Form S-8 under the Securities Act. Any such "control securities" may be subsequently transferred, re-offered or resold by a Participant only if made 1) in accordance with an available exemption from the registration requirements of the Securities Act or Rule 144 thereunder; (2) the subject of a separate registration below, pursuant to a "re-offer prospectus" filed with, or as a post-effective amendment to a registration statement on Form S-8 filed with the SEC. In the event any of the shares of Common Stock accepted by a Participant are at any time deemed to be "controlled securities" or "restricted securities," the Company has no present intention to register for transfer re-offer or resale any of the Common Stock sold to Participants under the Plan, whether by means of a separate registration statement under the Securities Act or a "re-offer prospectus," as that term is used in General Instruction C of Form S-8.

                           The Company is not and cannot be responsible for any
                  Participant's compliance with applicable resale restrictions imposed on Participants by the Securities Act, the staff of the SEC or applicable state securities law and, accordingly, disclaims any and all responsibility for Participant's compliance therewith.

         f.       TAX EFFECTS OF PLAN PARTICIPATION

                           The Company anticipates that the Common Stock issued
                  under this Plan will be deemed compensation and taxed as such for purposes of federal and applicable state income tax laws and add valorem property tax laws. Although the Company does not anticipate paying dividends in the foreseeable future, dividends on any shares of Common Stock acquired under the Plan, if, as and when declared and paid by the Company, in its sole discretion, may result in taxable income to the Participant. Additionally, certain tax liabilities may result under applicable state laws as a result of a Participant's acquisition, holding or disposition of Common Stock acquired pursuant to the Plan. The Plan is not a qualified pension, profit-sharing or stock bonus plan within the meaning of
                  Section 410(a) of the Internal Revenue Code of 1986, as amended. The foregoing summary does not purport to be an exhaustive statement of the effect of federal or local state tax laws. The Company disclaims any and all responsibility for each Participant's compliance with applicable tax laws. Therefore, each Participant should seek independent tax advice.

         g.       WITHDRAWAL FROM THE PLAN; ASSIGNMENT OF INTEREST

                           Participants accepting shares of Common Stock under
                  the Plan in Payment of Net Wages and/or Benefits may not withdraw from, terminate or rescind such acceptance of shares of Common Stock once a Stock Payment Agreement has been executed. Further, the Plan does not permit assignment or hypothecation of such shares, except with respect to sales of the shares to effectuate the Plan's express purposes made in strict accordance with all the terms and conditions of the Plan and the Stock Payment Agreement.

         h.       FORFEITURES AND PENALTIES

                           Participants who acquire shares of Common Stock under
                  the Plan are subject to certain restrictions on the transfer of those shares, as more particularly described in paragraph 1(d) of this Plan.

                           If a Participant fails to earn the Net Wages and/or
                  Benefits which the Stock Payment Agreement contemplates such Participant will accept Common Stock in payment of the acceptance and issuance of such shares shall be automatically rescinded and the Participant irrevocably authorizes the Company to release such shares, and/or Net Proceeds from previous sales thereof, to be held, used, owned and enjoyed by the Company as though such shares or Net Proceeds had never been accepted by such Participant or otherwise been subject to this Plan. Each Participant irrevocably agrees to deem such shares as automatically assigned and remitted to the Company and hereby waives any and all right to any such shares.


2.       REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

         The following documents are specifically incorporated by reference in this Plan document and made a part of hereof.

         (a) the Company's Annual Report on Form 10-KSB for the period ending September 30, 1997, filed pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), and containing audited financial statements for that period;

         (b) all other periodic or episodic reports, including without limitation Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, filed by the Company pursuant to Section 13(a) of the Exchange Act since September 30, 1997, and

         (c) all documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, not filed prior to the filing of a post-effective amendment which indicates that all securities offered pursuant to the Plan have been sold or which de-registers all securities then remaining unsold under the Plan.

         Copies of the foregoing documentation may be obtained, without charge, by writing the Company at 3025 N.E. 188 Street, Miami, Florida 33180, Attn:
President, or by calling (305) 932-9230.




                                   Sincerely,




                                  /s/ Craig Barrie
                                  ----------------
                                  Craig Barrie
                                  President and Chief Executive Officer

                             STOCK PAYMENT AGREEMENT
                             ALCHEMY HOLDINGS, INC.
                           EMPLOYEE STOCK PAYMENT PLAN



1. SHARES. The undersigned hereby agrees to accept and the Company hereby agrees to issue shares of Common Stock, $.001 par value ("Shares") of ALCHEMY HOLDINGS, INC. ("Company") under and subject in all respects to the terms and provisions of the ALCHEMY. Employee Stock Payment Plan ("Plan"). A copy of the Plan has been delivered to the undersigned and the terms and provisions of the Plan are incorporated herein by reference. If there is any inconsistency or discrepancy between the terms of this Agreement and the Plan, the terms and provisions of the Plan shall prevail.

2.       PAYMENT OF WAGES AND/OR BENEFITS.

         a. The Company shall determine the number of the Shares to be issued by the Company which shall be accepted by the undersigned to pay the wages and/or benefits due and/or to become due to the undersigned from the Company as follows:

                  WAGES                       AMOUNT            PERIOD

                  -----------            ---------------         ------------

                  -----------            ---------------         ------------

                  -----------            ---------------         ------------

                  BENEFITS

                  -------------------------------------------------------------

                  -------------------------------------------------------------

                  -------------------------------------------------------------

         b. Any amount for wages described above is based upon the gross wages of the undersigned for the period(s) indicated less any and all applicable tax and other withholdings and deductions required by law which the Company shall remit directly to the appropriate authorities if and when due and owning.

3.       ESCROW.

         a. The undersigned acknowledges and agrees that the Shares shall be held by the Company in escrow pending sale of the Shares by the undersigned in accordance with and subject to the requirements of the Plan, law, the Company Stock transfer Agent and/or the broker utilized to affect any sale of the Shares. In the event the undersigned elects not to sell the Shares, the Shares shall be further held in escrow for the period necessary for the undersigned to earn the wages and/or benefits described in paragraph 2(a) above in accordance with the terms of the undersigned's employment with the Company. In the event the undersigned for any reason fails to earn any portion of the wages and/or benefits for which the Shares may have been issued, the undersigned agrees that the applicable portion of the Shares (or their proceeds if previously sold) shall be deemed assigned and shall revert to the Company.

         b. In the event the undersigned elects to sell the Shares, the net proceeds of the sale (after brokerage and other expenses) shall be deposited in an escrow account to be maintained by the Company ("Deposit"). The Deposit shall be held by the Company to be distributed to the undersigned in accordance with the following:

                  (i) No amounts of the Deposit shall be distributed prior to the date the undersigned has rendered the services under the undersigned's terms of employment necessary to earn the wages and/or benefits described in paragraph 2(a) above.

                  (ii) After the wages and/or benefits described in paragraph 2(a) above have been earned in accordance with the terms of the undersigned's employment Company, the Deposit shall be distributed at the time(s) any wages and/or benefits would be paid to or on behalf of the undersigned in accordance with the Company's normal policies.

4. REPRESENTATIONS OF THE UNDERSIGNED. The undersigned represents and acknowledges that the undersigned:

         a. Has read, reviewed and understands the contents of the Plan which has been delivered to the undersigned and constitutes a prospectus under Section 10(a) of the Securities Act of 1933, as amended;

         b. confirms that the undersigned has had an opportunity to request and, if so requested, to copy or examine all documents, records and books pertaining to the undersigned's prospective purchase of the Shares or to be the business and affairs of the Company, including all documents specifically incorporated by reference in the foregoing prospectus;

         c. confirms that the undersigned has had an opportunity to ask questions of and, if asked, to receive satisfactory answers from the Company, through its executive officers and other representatives acting on its behalf, concerning the terms and conditions of the Plan and the business affairs and prospects of the Company; and

         d. the Company has not guaranteed the amount of net proceeds realizable to the undersigned upon any sale of Shares.

5.       GENERAL.

          a. BINDING AGREEMENT; NON-ASSIGNABILITY. Each of the provisions and agreements herein contained shall be binding upon and enure to the benefit of the personal representatives, heirs, devisees, successors and assigns of the respective parties hereto; but none of the rights or obligations of the undersigned shall be assignable.

          b. ENTIRE AGREEMENT. This Agreement and the other documents referenced herein constitute the entire understanding of the undersigned and the Company with respect to the subject matter hereof and supersede all prior agreements or understandings, written or oral, and no amendment, modification, or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof and duly approved and executed by each of the undersigned and the Company.

          c. SEVERABILITY. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatever, such illegality or invalidity shall not affect the validity of the remainder of this Agreement.

          d. HEADINGS. The headings of this Agreement are inserted for convenience and identification only, and are in no way intended to describe, interpret, define or limit the scope, extend or intent hereof.

          d. APPLICATION OF FLORIDA LAW. This Agreement, and the application or interpretation thereof, shall be governed exclusively by its terms and by the laws of the State of Florida. Venue for all purposes shall be deemed to lie within Dade County, Florida.

          f. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute on the same instrument.

         IN WITNESS WHEREOF, the Company and the undersigned have executed this Agreement this ______day of ________________, in the year _______.



                                                     ALCHEMY HOLDINGS, INC.






                                                     By: /s/ Craig Barrie
                                                         ----------------------
                                                         Craig Barrie





                                                     --------------------------
                                                              Employee



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